Exhibit 32.1

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

To the knowledge of each of the undersigned, this Report on Form 10-Q for the quarter ended September 30, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of Blonder Tongue Laboratories, Inc. for the applicable reporting period.

Date:  November 12, 2009                                                                   By:          /s/  James A. Luksch

                                                                                                                James A. Luksch, Chief Executive Officer

                                                                                                By:          /s/  Eric Skolnik

                                                                                                                Eric Skolnik, Chief Financial Officer